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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               February 11, 2005

                       EXCHANGE NATIONAL BANCSHARES, INC.
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

Missouri                                   0-23636                43-1626350
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(State or other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation)                                               Identification No.)

132 East High Street, Jefferson City, Missouri                          65101
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code    (573) 761-6100



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act


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ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE

           On February 11, 2005, Exchange National Bancshares, Inc. issued a press release announcing 2004 earnings. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           (c)      Exhibits

           Exhibit No.    Description
           -----------    -----------
           Exhibit 99     Exchange National Bancshares, Inc. press release dated
                          February 11, 2005

                                      * * *




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EXCHANGE NATIONAL BANCSHARES, INC.


Date: February 11, 2005
                                              By: /s/ James E. Smith
                                                  -----------------------------
                                                  James E. Smith
                                                  Chairman and CEO




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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

Exhibit 99 Exchange National Bancshares, Inc. press release dated February 11, 2005.




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